UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):      March 26, 2003
                                                       -------------------------


                            WKI HOLDING COMPANY, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      022-28646                 16-1403318
        ------------------------------------------------------------------
  (State or other jurisdiction       (Commission              (IRS employer
      of incorporation)              File Number)          Identification No.)


                11911 FREEDOM DRIVE, SUITE 600, RESTON, VA  20190
                -------------------------------------------------
               (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code:  703-456-4700


ITEM 5.  OTHER  EVENTS.

     As previously announced, effective January 31, 2003, the Second Amended Joint Plan of Reorganization of World Kitchen, Inc., its Parent Corporation and its Subsidiary Debtors, dated November 15, 2002, as modified (the "Plan"), became effective, and WKI Holding Company, Inc. (the "Company") and its U. S. subsidiaries emerged from the reorganization proceedings under Chapter 11 of the United States Bankruptcy Code as reorganized entities.

     In connection with its emergence from the Chapter 11 reorganization process, the Company reflected the terms of the Plan in its consolidated financial statements by adopting the Fresh Start Accounting provisions of the American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." Although the Company did not emerge from its Chapter 11 proceedings until January 31, 2003, the Company recorded the effects of the Plan and Fresh Start Reporting as of December 31, 2002 because all material conditions precedent to the Plan becoming binding were resolved on or prior to December 31, 2002. Under Fresh Start Reporting, a new reporting entity is deemed to be created, and the recorded amounts of assets and liabilities are adjusted to reflect their estimated fair values. The Fresh Start Reporting adjustments have been recorded in the Company's consolidated financial statements in the manner described in the notes thereto.

     The consolidated financial statements of the Company for the years ended December 31, 2002, 2001 and 2000, together with the related report of independent auditors, are attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  THE FOLLOWING ARE FILED AS EXHIBITS TO THIS REPORT

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1 The consolidated financial statements of the Company for the years ended December 31, 2002, 2001 and 2000, together with the related report of independent auditors


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   WKI HOLDING COMPANY, INC.
                                   -------------------------
                                  (Registrant)


Date: May 14, 2003                /s/ Raymond J. Kulla
                                  --------------------------
                                  Name:  Raymond J. Kulla
                                  Title:  Vice President and
                                            General Counsel



                                INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit
-----------     ----------------------

99.1 The consolidated financial statements of the Company for the years ended December 31, 2002, 2001 and 2000, together with the related report of independent auditors


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